UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 30, 2004

BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Thousand Beverly Way Fort Smith, Arkansas	72919

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code	(479) 201-2000

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2. Acquisition or Disposition of Assets.

     On July 30, 2004, Beverly Enterprises, Inc. (“Beverly” or the “Company”) acquired, through its indirect wholly-owned subsidiary, Hospice Preferred Choice, Inc. (“Hospice Preferred Choice”), substantially all of the assets of Hospice USA, LLC (“Hospice USA”) and its affiliates (collectively, the “Sellers”). The Sellers are privately-held companies that provided hospice services in Mississippi, Alabama and Tennessee through 18 agencies. In addition, the Sellers had 16 agencies in development as of the closing date. The acquired assets will continue to be used to provide hospice services as part of Beverly’s home care business segment.

     In accordance with the Asset Purchase Agreement, dated as of May 27, 2004 (the “Asset Purchase Agreement”), as amended, by and among Hospice Preferred Choice and the Sellers, Hospice Preferred Choice paid $69,123,152 for the assets. At closing, the Sellers received cash equal to $43,931,769 and Hospice Preferred Choice paid $1,191,383 in full satisfaction of a note payable made by one of Hospice USA’s affiliates. The purchase price is subject to adjustment based on the Sellers’ final working capital as of the closing date, and an amount of the purchase price equal to $24,000,000 was placed in escrow in accordance with the Asset Purchase Agreement.

     The terms and conditions of the Asset Purchase Agreement were determined in arms’ length negotiations between Hospice Preferred Choice and Hospice USA. There is no material relationship between any of the Sellers, on the one hand, and Beverly or any of its affiliates, officers or directors, or any associate of any such officer or director, on the other hand.

     The source of funds for the acquisition was cash from operations of Beverly.

     The Asset Purchase Agreement, and the amendment thereto, are listed as exhibits and incorporated herein by reference. The foregoing summary is not complete and is qualified in its entirety by reference to the Asset Purchase Agreement and the amendment.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

     As permitted by Form 8-K, the historical financial statements of the Sellers will be filed under cover of an amendment to this Form 8-K as soon as practicable, but in no case later than 60 days after August 13, 2004, the date by which this Form 8-K must be filed.

     (b) Pro Forma Financial Information

     As permitted by Form 8-K, the required pro forma financial information will be filed under cover of an amendment to this Form 8-K as soon as practicable, but in no case later than 60 days after August 13, 2004, the date by which this Form 8-K must be filed.

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     (c) Exhibits

Exhibit No.	Exhibit
2.1	Asset Purchase Agreement, dated as of May 27, 2004, by and among Hospice USA, LLC, the Affiliated Sellers named therein and Hospice Preferred Choice, Inc. (incorporated by reference to Exhibit 10.6 to Beverly Enterprise, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004)
2.2	First Amendment to Asset Purchase Agreement, dated as of July 30, 2004, by and among Hospice USA, LLC, the Affiliated Sellers named therein and Hospice Preferred Choice, Inc. (incorporated by reference to Exhibit 10.7 to Beverly Enterprise, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2004	BEVERLY ENTERPRISES, INC.

	By:	/s/ PAMELA H. DANIELS

	Name:	Pamela H. Daniels
	Title:	Senior Vice President, Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit
2.1	Asset Purchase Agreement, dated as of May 27, 2004, by and among Hospice USA, LLC, the Affiliated Sellers named therein and Hospice Preferred Choice, Inc. (incorporated by reference to Exhibit 10.6 to Beverly Enterprise, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004)
2.2	First Amendment to Asset Purchase Agreement, dated as of July 30, 2004, by and among Hospice USA, LLC, the Affiliated Sellers named therein and Hospice Preferred Choice, Inc. (incorporated by reference to Exhibit 10.7 to Beverly Enterprise, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004)

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